UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 30, 2019

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Bloomin’ Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 30, 2019. A total of 79,901,062 shares of Common Stock, representing 87.2% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1.
Stockholders elected each of the following three nominees as a director to serve for a term to expire at the 2022 Annual Meeting and until their successors have been duly elected and qualified, as set forth below.

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Wendy A. Beck	73,595,392	1,117,121	37,243	5,151,306
Tara Walpert Levy	74,202,780	510,272	36,704	5,151,306
Elizabeth A. Smith	68,647,053	6,065,255	37,448	5,151,306

2.
Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 29, 2019, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,217,065	1,635,435	48,562	—

3.	Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,826,461	9,878,260	45,035	5,151,306

4.	Stockholders approved, on an advisory basis, every year as the frequency of the advisory vote on executive compensation, as set forth below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
71,819,690	7,103	2,879,431	43,532	5,151,306

More than a majority of shares voting at the 2019 Annual Meeting voted, on a non-binding advisory basis, in favor of an annual frequency for future advisory votes on executive compensation. Consistent with this recommendation, on April 30, 2019, the Company’s Board of Directors (the “Board”) determined that the Company will conduct future advisory votes on executive compensation annually until the next required vote on the frequency of advisory voting on executive compensation is required under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board otherwise determines that a different frequency for holding advisory votes on executive compensation is in the best interests of the Company’s stockholders.

Item 7.01    Regulation FD Disclosure.

On April 30, 2019, the Board declared a quarterly cash dividend of $0.10 per share to be paid on May 24, 2019 to all stockholders of record as of the close of business on May13, 2019.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2019, Joseph J. Kadow, Executive Vice President and Chief Legal Officer, notified the Board of his resignation effective July 15, 2019. Until such time, Mr. Kadow will facilitate the transition to his successor Kelly Lefferts, currently the Company’s Group Vice President, U.S. General Counsel and Secretary. Ms. Lefferts will assume the role of Chief Legal Officer effective July 15, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date: May 2, 2019	By:	/s/ David J. Deno
David J. Deno
Chief Executive Officer

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